SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported):  December 29, 1995


           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
          (Exact Name of Registrant as Specified in its Charter)


     Massachusetts               0-15680                 04-2921566
       (State of               (Commission             (IRS Employer
     Organization)              File No.)           Identification No.)


       200 Berkeley Street
        Boston, MA  02117                         (800) 722-5457
 (Address of principal executive             (Registrant's telephone
   offices, including zip code)               number, including area
                                                      code)


                              Not Applicable
      (Former name or former address, if changed since last report)

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)


ITEM 2 - Acquisition or Disposition of Assets
---------------------------------------------
Disposition of the J.C. Penney Credit Operations Center
-------------------------------------------------------
On December 29, 1995, the Partnership sold the J.C. Penney Credit Operations Center property in Albuquerque, New Mexico, for a net sales price of approximately $5,392,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $129,000, which represents the difference between the net sales price and the property's net book value of approximately $5,263,000.

Based upon the General Partner's analysis of comparable sales transactions and its review of the offers received during the property's marketing period, the General Partner accepted the offer from 4580 Paradise Blvd. Associates Limited Partnership (the "Buyer"). There is no relationship between the Buyer and the Partnership or any associate, director or officer of the General Partner.

The sale was made pursuant to a Purchase and Sale Agreement dated November 20, 1995, which is included as Exhibit 1 of this report.


ITEM 7 - Financial Statements
-----------------------------
(A)  Financial Statements

         Pro Forma Balance Sheet at September 30, 1995                4

         Pro Forma Statement of Operations for the Nine Months Ended Sep
         tember 30, 1995                                              5

         Pro Forma Statement of Operations for the Year Ended December 31,
         1994                                                         6

         Notes to Pro Forma Financial Statements                      7

(B)      Exhibits

          1.Purchase and Sale Agreement between John Hancock Realty Income Fund Limited Partnership and 4580 Paradise Blvd. Associates Li
          mited Partnership dated November 20, 1995                   11

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

On December 29, 1995, the Partnership sold the J.C. Penney Credit Operations Center to the Buyer for a gross sales price of $5,600,000. The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the J.C. Penney Credit Operations Center property had been sold on September 30, 1995. The Pro Forma Statement of Operations for the nine months ended September 30, 1995 reflects the continued operations of the Partnership as if the J.C. Penney Credit Operations Center property had been sold on December 31, 1994. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1994 reflects the continued operations of the Partnership as if the J.C. Penney Credit Operations Center property had been sold on December 31, 1993.

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

                         PRO FORMA BALANCE SHEET
                            SEPTEMBER 30, 1995
                               (Unaudited)

<CAPTION
                                                                  Pro Forma
                                               Historical        Adjustment for
                                                Summary          the J.C Penney        Pro Forma
                                             September 30,     Credit Operations     September 30,
                                                  1995               Center               1995
                                                  ----                ----                ----
Current assets:
  Cash and cash equivalents                    $3,180,580          $5,392,238          $8,572,818
  Restricted cash                                   6,778                   -               6,778
  Other current assets                            195,646                   -             195,646
                                               ----------          ----------          ----------
   Total current assets                         3,383,004           5,392,238           8,775,242

Investment in property:
  Land                                          8,934,077         (1,422,910)           7,511,167
  Buildings and improvements                   29,174,904         (5,080,849)          24,094,055
                                               ----------          ----------          ----------
                                               38,108,981         (6,503,759)          31,605,222
  Less:   accumulated depreciation            (8,167,312)           1,240,266         (6,927,046)
                                               ----------          ----------          ----------
                                               29,941,669         (5,263,493)          24,678,176

Long-term restricted cash                          40,014                   -              40,014

Deferred expenses, net of accumulated
  amortization of $773,937 in 1995                479,081                   -             479,081
                                               ----------          ----------          ----------
   Total assets                               $33,843,768            $128,745         $33,972,513
                                              ===========          ==========         ===========

Current liabilities:
  Accounts payable and accrued expenses          $388,874                  $-            $388,874
  Accounts payable to affiliates                   53,454                   -              53,454
                                               ----------          ----------          ----------
     Total current liabilities                    442,328                   -             442,328

Partners' equity/(deficit):
 General Partner                                (199,247)               1,287           (197,960)
 Limited Partners                              33,600,687             127,458          33,728,145
                                               ----------          ----------          ----------
   Total partners' equity                      33,401,440             128,745          33,530,185
                                               ----------          ----------          ----------

   Total liabilities and partners' equity     $33,843,768            $128,745         $33,972,513
                                              ===========          ==========         ===========

               See Notes to Pro Forma Financial Statements

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

                    PRO FORMA STATEMENT OF OPERATIONS
               FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                               (Unaudited)

                                                Historical
                                                 Summary            Pro Forma           Pro Forma
                                               For the Nine       Adjustment for       For the Nine
                                               Months Ended      the J.C. Penney       Months Ended
                                              September 30,     Credit Operations     September 30,
                                                   1995               Center               1995
                                                   ----                ----                ----
Income:
  Rental income                                $2,300,071          ($459,375)          $1,840,696
  Interest income                                 128,748                   -             128,748
  Other income                                     82,008                   -              82,008
                                               ----------          ----------          ----------
     Total income                               2,510,827           (459,375)           2,051,452

Expenses:
  Depreciation                                    713,853           (126,845)             587,008
  Property operating expenses                     361,319                   -             361,319
  General and administrative                      160,816                   -             160,816
  Amortization of deferred expenses               100,005                   -             100,005
  Management fee                                   62,955                   -              62,955
                                               ----------          ----------          ----------
     Total expenses                             1,398,948           (126,845)           1,272,103
                                               ----------          ----------          ----------
     Net income                                $1,111,879          ($332,530)            $779,349
                                               ==========          ==========          ==========

Allocation of net income:
  General Partner                                 $11,119            ($3,325)              $7,794
  John Hancock Limited Partner                   (58,431)               6,386            (52,045)
  Investors                                     1,159,191           (335,591)             823,600
                                               ----------          ----------          ----------
                                               $1,111,879          ($332,530)            $779,349
                                               ==========          ==========          ==========

Net income per Unit                                $12.65              ($3.66)              $8.99
                                                   ======              ======               =====









               See Notes to Pro Forma Financial Statements

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

                    PRO FORMA STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1994

                                                Historical          Pro Forma
                                                 Summary         Adjustment for         Pro Forma
                                            For the Year Ended   the J.C. Penney    For the Year Ended
                                               December 31,     Credit Operations      December 31,
                                                   1994               Center               1994
                                                   ----               ------               ----
                                                (Audited)          (Unaudited)         (Unaudited)
Income:
  Rental income                                $3,618,826          ($612,500)          $3,006,326
  Interest income                                 110,982                   -             110,982
                                               ----------           ---------          ----------
     Total income                               3,729,808           (612,500)           3,117,308

Expenses:
  Depreciation                                    967,493           (169,127)             798,366
  Property operating expenses                     317,961               (937)             317,024
  General and administrative                      202,264                   -             202,264
  Amortization of deferred expenses               148,930                   -             148,930
  Property write-down                             512,000                   -             512,000
  Management fee                                   83,939                   -              83,939
                                               ----------           ---------          ----------
     Total expenses                             2,232,587           (170,064)           2,062,523
                                               ----------           ---------          ----------
     Net income                                $1,497,221          ($442,436)          $1,054,785
                                               ==========           =========          ==========

Allocation of net income:
  General Partner                                 $14,972            ($4,424)             $10,548
  John Hancock Limited Partner                   (77,909)               8,516            (69,393)
  Investors                                     1,560,158           (446,528)           1,113,630
                                               ----------           ---------          ----------
                                               $1,497,221          ($442,436)          $1,054,785
                                               ==========           =========          ==========

Net income per Unit                                $17.02              ($4.87)             $12.15
                                                   ======               =====              ======










               See Notes to Pro Forma Financial Statements

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

                 Notes to Pro Forma Financial Statements
                               (Unaudited)


Note 1 - J.C. Penney Credit Operations Center
---------------------------------------------
On December 29, 1995, the Partnership sold the J.C. Penney Credit Operations Center property in Albuquerque, New Mexico, for a net sales price of approximately $5,392,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $129,000, which represents the difference between the net sales price and the property's net book value of approximately $5,263,000.

The historical financial statements are adjusted to show the effects resulting from the sale of the J.C. Penney Credit Operations Center property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at September 30, 1995 reflects the financial position of the Partnership as if the J.C. Penney Credit Operations Center property had been sold on September 30, 1995. The Pro Forma Statement of Operations for the nine months ended September 30, 1995 reflects the continued operations of the Partnership as if the J.C. Penney Credit Operations Center property had been sold on December 31, 1994. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1994 reflects the continued operations of the Partnership as if the J.C. Penney Credit Operations Center property had been sold on December 31, 1993.

Note 2 - Distributions and Allocations
--------------------------------------
Distributable Cash from Operations, as defined in the Amended Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), is distributed 99% to the Limited Partners and 1% to the General Partner. The Limited Partners' share of Distributable Cash from Operations is distributed as follows: first, to the Investors until they receive a 7% non-cumulative, non-compounded annual cash return on their Invested Capital, as defined in the Partnership Agreement; second, to the John Hancock Limited Partner until it receives a 7% non-cumulative, non-compounded annual cash return on its Invested Capital; and third, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions, as defined in the Partnership Agreement. However, any Distributable Cash from Operations which is available as a result of the reduction of working capital reserves funded by Capital Contributions of the Investors is distributed 100% to the Investors.

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

           Notes to Pro Forma Financial Statements (Continued)
                               (Unaudited)

Note 2 - Distributions and Allocations (continued)
--------------------------------------
Cash from Sales or Refinancings, as defined in the Partnership Agreement, is first used to pay all debts and liabilities of the Partnership then due and is then used to fund any reserves for contingent liabilities. Cash from Sales or Refinancings is then distributed as follows: first, to the Limited Partners until they receive an amount equal to their Invested Capital with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions; second, to the Investors until they have received, with respect to all previous distributions during the year, their Cumulative Return on Investment, as defined in the Partnership Agreement; third, to the John Hancock Limited Partner until it has received, with respect to all previous distributions during the year, its Cumulative Return on Investment; fourth, to the General Partner to pay any Subordinated Disposition Fees, as defined in the Partnership Agreement; and fifth, 99% to the Limited Partners and 1% to the General Partner, with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions.

Cash from the Sale of the last of the Partnership's properties is distributed in the same manner as Cash from Sales or Refinancings, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's Capital Account after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its capital account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales or Refinancings, as specified in the previous paragraph.

Profits from the normal operations of the Partnership for each fiscal year are allocated to the Limited Partners and General Partner in the same amounts as Distributable Cash from Operations for that year. If such profits are less than Distributable Cash from Operations for any year, they are allocated in proportion to the amounts of Distributable Cash from Operations for that year. If such profits are greater than Distributable Cash from Operations for any year, they are allocated 99% to the Limited Partners and 1% to the General Partner, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Losses from the normal operations of the Partnership are allocated 99% to the Limited Partners and 1% to the General Partner, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Depreciation deductions are allocated 1% to the General Partner and 99% to the Investors, and not to the John Hancock Limited Partner.

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

           Notes to Pro Forma Financial Statements (Continued)
                               (Unaudited)

Note 2 - Distributions and Allocations (continued)
--------------------------------------
Profits and Losses from Sales or Refinancings are generally allocated 99% to the Limited Partners and 1% to the General Partners. In connection with the sale of the last of the Partnership's properties, and therefore the dissolution of the Partnership, profits will be allocated to any Partners having a deficit balance in their Capital Account in an amount equal to the deficit balance. Any remaining profits will be allocated in the same order as cash from the sale would be distributed.

           JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)




                                SIGNATURES
                                ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 17th day of January, 1996.


                              John Hancock Realty Income Fund Limited
                              Partnership

                              By:  John Hancock Realty Equities, Inc.,
                                   General Partner



                                By:  WILLIAM M. FITZGERALD
                                     -----------------------------
                                     William M. Fitzgerald, President



                                By:  RICHARD E. FRANK
                                     -----------------------------
                                     Richard E. Frank, Treasurer
                                     (Chief Accounting Officer)